The Phoenix Edge Series Fund

Phoenix Dynamic Asset Allocation Series: Moderate Growth

Supplement to the Prospectus dated May 1, 2009

This Supplement to the Prospectus dated May 1, 2009 includes information about a change in Annual Series Operating Expenses for The Phoenix Edge Series Fund (the “Fund”) Phoenix Dynamic Asset Allocation Series: Moderate Growth (the “Portfolio”), and revises certain underlying fund name references. You should read this supplement and retain it with your prospectus.

❖	Prospectus, page 4

Effective June 22, 2009, the subsection entitled “Series Fees and Expenses” is hereby deleted and replaced with the following:

Series Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. See the contract prospectus for a description of those fees or sales charges. If such expenses were included, your costs would be higher.

Annual Series Operating Expenses (expenses that are deducted from Series’ assets)

Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.36%
Acquired Fund Fees and Expenses[1]	0.49%

Total Annual Series Operating Expenses[2]	1.25%

Expense Reimbursements[3]	(0.21%	)

Net Annual Series Operating Expenses	1.04%

[1]

As an investor in an underlying fund, the Series will also bear its pro rata portion of the operating expenses of the underlying fund, and contract owners, as investors in the Series, indirectly assume a proportional share of these expenses. The expenses of the underlying funds are based upon the weighted average of the total operating expenses of the underlying funds that the Series will be investing in effective June 22, 2009. Total operating expenses of the underlying funds range from .07% to 1.10%. For more information, see “More about the Phoenix Dynamic Asset Allocation Series.” Investors may be able to realize lower aggregate expenses by investing directly in an underlying fund instead of the Series. An investor who chooses to invest directly in an underlying fund would not, however, receive the asset allocation services available in the Series.

[2]	The Total Annual Series Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table,

which table reflects only the operating expenses of the Series and does not include Acquired Fund Fees and Expenses. The figures shown in the table are based on actual expenses paid during the last fiscal year, restated to reflect current fees as of June 22, 2009. Expenses are likely to be higher for the current fiscal year given lower asset levels.

[3]

The Trust has entered into an expense limitation agreement with the Series’ investment advisor whereby the investment advisor has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding advisory and management fees, Rule 12b-1 fees, acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.15% of the Series’ average net assets. This expense limitation agreement is effective through at least April 30, 2010.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same, but that the contractual expense reimbursement is in effect only during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Phoenix Dynamic Asset Allocation Series: Moderate Growth	$106	$376	$666	$1,493

❖	Prospectus, pages 5-6

The references to the following underlying funds listed in the table are revised, as follows:

Current reference:	New reference:
Sentinal Common Stock Fund	Sentinel Common Stock Fund

Sentinal Bond Fund	Sentinel Government Securities Fund

JPMorgan Short Duration Bond Select Fund	JPMorgan Short Duration Bond Fund

Dated: June 19, 2009	Please keep this supplement for future reference.

TF1066